The date of this supplement is February 1, 2007.

F54-041 2/1/07

T. Rowe Price Growth & Income Fund, Inc.

Supplement to prospectus dated May 1, 2006

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective March 1, 2007, Thomas J. Huber will become Chairman of the Investment Advisory Committee. Mr. Huber joined T. Rowe Price in 1994 and has been managing investments since 1998.